UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2017

CLOUDCOMMERCE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-13215	30-0050402
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

1933 Cliff Drive, Suite 1 Santa Barbara, CA	93109
(Address of Principal Executive Offices)	(Zip Code)

(805) 964-3313

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Agreement and Plan of Merger with Parscale Creative, Inc. and Parscale Digital, Inc.

On August 1, 2017, CloudCommerce, Inc., a Nevada corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Plan of Merger”) with Parscale Creative, Inc., a Nevada corporation (“Parscale”), Bradley Parscale (the “Parscale Shareholder”), and Parscale Digital, Inc., a newly formed Nevada corporation and wholly owned subsidiary of the Company (“Merger Sub”) pursuant to which Parscale merged with and into Merger Sub (the “Merger”). Pursuant to the terms of the Plan of Merger, the Parscale Shareholder received ninety thousand (90,000) shares (the “Stock Consideration”) of the Company’s newly designated Series D Convertible Preferred Stock (the “Series D Preferred Stock”), with a stated value of $100 per share, in exchange for the cancellation of his stockholding in Parscale. The Articles of Merger were filed with the Secretary of State of the State of Nevada on August 1, 2017 (the “Effective Time”) and at that time, the separate legal existence of Parscale ceased, and Merger Sub became the surviving company in the Merger and shall continue its corporate existence under the laws of the State of Nevada under the name “Parscale Digital, Inc.”

At the Effective Time of the Merger, automatically by virtue of the Merger, each share of Parscale that was issued and outstanding immediately prior to the Effective Time was converted, on a prorata basis, into validly issued, fully paid and nonassessable shares of Series D Preferred Stock representing their pro rata interest in Parscale and the Stock Consideration.

Pursuant to the Plan of Merger, the Parscale Shareholder has agreed to a covenant not to compete subject to the terms and conditions in the Plan of Merger for a period of three (3) years following the Effective Time (the “Non-Competition Period”). The Parscale Shareholder further agreed that during the Non-Competition Period, he will not directly or indirectly solicit or agree to service for his benefit or the benefit of any third-party, any of Parscale’s, the Company’s, or Merger Sub’s customers. Notwithstanding anything to the contrary in the Plan of Merger, the Parscale Shareholder may compete with the Company if the work contracted by the Parscale Shareholder is subsequently sub-contracted at a market rate to the Company or a subsidiary company owned by the Company.

Pursuant to the Plan of Merger, during the period beginning on the Effective Time and ending on the twenty four (24) month anniversary thereof, the Parscale Shareholder will not directly or indirectly, (i) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell, or otherwise transfer or dispose of, any portion of the Stock Consideration, or any shares of the Company’s common stock underlying the Stock Consideration (collectively the “Lock-Up Securities”), beneficially owned, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, by such holder on the Effective Date, or hereafter acquired or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any portion of the Lock-Up Securities.

Each of the parties to the Plan of Merger have made customary representations and warranties in the Plan of Merger.

Certificate of Designations of Series D Preferred Stock

As set forth above, the Company issued 90,000 shares of Series D Preferred Stock to the Parscale Shareholder. The holder(s) of the Series D Preferred Stock will have a priority over all of the shares of Common Stock on liquidation or sale of the Company (but are subject to the liquidation rights of the Company’s outstanding Series A, B and C Preferred Stock), at an amount equal to the stated value for each such share of the Series D Preferred Stock (as adjusted for any combinations, consolidations, stock distributions or stock dividends with respect to such shares), plus all dividends, if any, declared and unpaid thereon as of the date of such distribution. Subject to the dividend rights of the Company’s outstanding shares of Series A, B and C Preferred Stock, each share of outstanding Series D Preferred Stock shall be entitled to receive a dividend, paid quarterly, out of any assets of the Company legally available therefore, at the amount equal to: (1/90,000) x (5% of the Adjusted Gross Revenue) of Merger Sub. “Adjusted Gross Revenue” shall mean the top line gross revenue of Merger Sub, as calculated under GAAP (generally accepted accounting principles) less any reselling revenue attributed to third party advertising products or service, such as, but not limited to, search engine keyword campaign fees, social media campaign fees, radio or television advertising fees, and the like.

Except as otherwise required by law, the holders of Series D Preferred Stock shall have no voting rights. Each share of Series D Preferred Stock is convertible into two thousand five hundred (2,500) shares of the Company’s fully paid and nonassessable shares of Common Stock, as adjusted. The Series D Preferred Stock shall contain the respective rights, privileges and designations as are set forth in the Certificate of Designations, Preferences, Rights and Limitations of Series D Preferred Stock appended hereto as Exhibit 3.1.

The foregoing description of the Plan of Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan of Merger and any Exhibits thereto, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Plan of Merger has been included to provide investors and shareholders with information regarding its terms. It is not intended to provide any other factual information about the Company, Parscale, the Parscale Shareholder or Merger Sub. The Plan of Merger contains representations and warranties that the parties to the Plan of Merger made to and solely for the benefit of each other, and the assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Plan of Merger. Accordingly, investors and shareholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Plan of Merger (or such other date as specified therein) and are modified in important part by the underlying disclosure schedules.

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Purchase Agreement with Parscale Media, LLC

On August 1, 2017, the Company entered into a Purchase Agreement (the “Purchase Agreement”) with Parscale Media, LLC, a Texas limited liability company (“Parscale Media”) and Bradley Parscale (the “Seller”), pursuant to which the Company purchased 100% of the issued and outstanding Parscale Media membership interests (the “Membership Interest”) in exchange for one million ($1,000,000) dollars (the “Purchase”). The sale shall become effective upon the transfer of 100% of the Membership Interest of Parscale (the “Effective Time”).

Consummation of the Purchase (the “Closing”) is subject to a number of closing conditions, including, among other things: (i) the Seller has delivered an updated list of assets and liabilities that is accurate and complete as of not more than five (5) business days prior to the Closing; (ii) the Company shall have received a report from the Secretary of State for Texas showing the existence or absence of liens, financing statements and other encumbrances recorded against any of the Assets (as defined in the Purchase Agreement), dated not more than five (5) days prior to the Closing; and (iii) all parties shall have performed and complied with all agreements, covenants and conditions required by the Purchase Agreement to be performed or complied with by them prior to or at the Closing.

Each of the parties to the Purchase Agreement have made customary representations and warranties in the Purchase Agreement and have covenanted, among other things, subject to certain customary exceptions: (i) the absence of litigation pending or threatened against or with respect to Parscale Media that seeks to prohibit the actions required to be taken under the Purchase Agreement and certain other matters; (ii) the absence of a material adverse effect on the business, condition, assets, operations or prospects of Parscale Media; (iii) immediately prior to the Closing, Parscale Media’s Working Capital, as defined in the Purchase Agreement, shall be not less twenty five thousand ($25,000) dollars, or specifically, there shall not be less than five thousand ($5,000) dollars of cash or cash equivalent in Parscale Media’s Working Capital; (iv) the execution, delivery and performance of the Purchase Agreement by the Company will not violate, conflict with, require consent under or result in any breach or default under any of the Company’s organizational documents, any applicable law or with or without notice or lapse of time or both, the provisions of any material contract or agreement to which the Company is a party, or to which any of its material assets are bound; and (v) the accuracy of the representations and warranties of the parties, subject to customary materiality qualifiers.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement and any Exhibits thereto, which is attached as Exhibit 2.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Exchange Agreement with Bountiful Capital, LLC

On July 31, 2017, the Company entered into an exchange agreement (the “Exchange Agreement”) with Bountiful Capital, LLC, a Nevada limited liability company (“Bountiful Capital”), pursuant to which Bountiful Capital has agreed to cancel certain promissory notes (the “Note”), and waive any unpaid interest thereunder, including the outstanding principal in the amount of $1,442,500, in exchange for the issuance by the Company of 14,425 shares of the Company’s Series C Preferred Stock (the “Series C Preferred Stock”) to Bountiful Capital (the “Exchange”). Pursuant to the terms of the Exchange Agreement, Bountiful Capital agreed that upon delivery of the Series C Preferred Stock to Bountiful Capital, the Notes shall be deemed fully paid and satisfied, null and void and no interest, fees or principal shall be due thereon. Bountiful Capital also agreed to indemnify and hold harmless the Company and its affiliates against all liability, costs, damages, claims or expenses which may be incurred by any of them as a result of any claim to ownership of any lost Notes asserted by Bountiful Capital or by anyone other than Bountiful Capital.

The Company’s Chief Financial Officer, Greg Boden, is also the president of Bountiful Capital, LLC.

Certificate of Designations of Series C Preferred Stock

Pursuant to the Exchange Agreement, the Company issued 14,425 shares of newly designated Series C Preferred Stock to Bountiful Capital. The holder(s) of the Series C Preferred Stock will have a priority over all of the shares of Common Stock on liquidation or sale of the Company (but are subject to the liquidation rights of the Company’s outstanding Series A and B Preferred Stock), at an amount equal to One Hundred ($100) dollars for each such share of the Series C Preferred Stock (as adjusted for any combinations, consolidations, stock distributions or stock dividends with respect to such shares), plus all dividends, if any, declared and unpaid thereon as of the date of such distribution. Subject to the dividend rights of the Company’s outstanding shares of Series A and B Preferred Stock, the holders of outstanding shares of the Series C Preferred Stock (the “Holders”) shall be entitled to receive dividends pari passu with the holders of Common Stock, except upon a liquidation, dissolution and winding up of the Corporation. Such dividends shall be paid equally to all outstanding shares of Series C Preferred Stock and Common Stock, on an as-if-converted basis with respect to the Series C Preferred Stock. The right to such dividend on the Series C Preferred Stock shall be cumulative.

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Except as otherwise required by law, the Holders of Series C Preferred Stock shall have no voting rights. Each share of Series C Preferred Stock is convertible into such number of shares of the Company’s fully paid and nonassessable shares of Common Stock receivable equal to $100 per share of the Series C Preferred Stock divided by $0.01, or the “Conversion Price”. The Series C Preferred Stock shall contain the respective rights, privileges and designations as are set forth in the Certificate of Designation of CloudCommerce, Inc., of the Series C Preferred Stock appended hereto as Exhibit 3.2.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement and any Exhibits thereto, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Management Services Agreement with Parscale Creative, Inc.

On August 1, 2017, the Company entered into a management services agreement (the “Parscale Creative Agreement”) with Parscale Creative, Inc., a Nevada corporation (“Parscale Creative”), pursuant to which Parscale Creative has agreed to engage the Company, and the Company agreed, upon the terms and subject to the conditions set forth in the Parscale Creative Agreement, to provide certain services to Parscale Creative in exchange for a monthly service fee in the amount of $5,000 for an initial term of six (6) months. Pursuant to the Parscale Creative Agreement, the Company and its affiliates, and each of the persons individually designated to perform services for Parscale Creative on behalf of the Company, shall perform such duties and functions as are customarily assigned to the position(s) to which such persons are assigned as well as such other duties and responsibilities, not inconsistent therewith, as may be assigned to him from time to time by Parscale Creative’s Board of Directors. The Company and its affiliates shall provide Parscale Creative with day-to-day strategic and operational management and advisory services, as Parscale Creative’s Board of Directors may reasonably request from time to time.

The foregoing description of the Parscale Creative Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Parscale Creative Agreement and any Exhibits thereto, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Management Services Agreement with Parscale Media, LLC

On August 1, 2017, the Company entered into a management services agreement (the “Parscale Media Agreement”) with Parscale Media, LLC, a Texas limited liability company (“Parscale Media”), pursuant to which Parscale Media has agreed to engage the Company, and the Company agreed, upon the terms and subject to the conditions set forth in the Parscale Media Agreement, to provide certain services to Parscale Media in exchange for a monthly service fee in the amount of $2,000 for an initial term of six (6) months. Pursuant to the Parscale Media Agreement, the Company and its affiliates, and each of the persons individually designated to perform services for Parscale Media on behalf of the Company, shall perform such duties and functions as are customarily assigned to the position(s) to which such persons are assigned as well as such other duties and responsibilities, not inconsistent therewith, as may be assigned to him from time to time by Parscale Media’s Members. The Company and its affiliates shall provide Parscale Media with day-to-day strategic and operational management and advisory services, as Parscale Media’s Members may reasonably request from time to time.

The foregoing description of the Parscale Media Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Parscale Media Agreement and any Exhibits thereto, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing description of the Parscale Media Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Parscale Media Agreement and any Exhibits thereto, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Advisory_Agreement with Jill Giles

On August 1, 2017, the Company entered into an advisory agreement (the “Advisory Agreement”) with Jill Giles (the “Advisor”), pursuant to which the Company has agreed to engage the Advisor, and the Advisor agreed, upon the terms and subject to the conditions set forth in the Advisory Agreement, to provide certain advisory services to the Company in exchange non-qualified options to purchase ten million (10,000,000) shares of the Company’s Common Stock at an exercise price of $0.01 per share. Such awarded options vest monthly for three (3) years and expire on August 1, 2022.

The foregoing description of the Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Advisory Agreement, which is attached hereto as Exhibit 10.4, to this Current Report on Form 8-K and is incorporated herein by reference.

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Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated by reference herein.

On August 1, 2017, the Company issued an aggregate of 90,000 shares of Series D Preferred Stock pursuant to the terms of the Plan of Merger which is described in Item 1.01, which is incorporated by reference, in its entirety, into this Item 3.02. Issuance of the Series D Preferred Stock pursuant to the Plan of Merger was not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state.  These securities were offered and issued in reliance upon the exemption from registration under the Securities Act, afforded by Section 4(a)(2).

On July 31, 2017, the Company issued an aggregate of 14,425 shares of Series C Preferred Stock pursuant to the terms of the Exchange Agreement which is described in Item 1.01, which is incorporated by reference, in its entirety, into this Item 3.02. Issuance of the Series C Preferred Stock pursuant to the Exchange Agreement was not registered under the Securities Act, or the securities laws of any state.  These securities were offered and issued in reliance upon the exemption from registration under the Securities Act, afforded by Section 3(a)(9).

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 is incorporated by reference herein.

Pursuant to the Plan of Merger, dated as of August 1, 2017, effective upon the Closing, Bradley Parscale shall be appointed as a director of the Company to serve on the Company’s Board of Directors.

For the past 5 years, Mr. Parscale has served as President of Giles-Parscale, Inc., a privately held digital agency delivering holistic branding, design, and web development solutions based in San Antonio, Texas. Prior to serving as President of Giles-Parscale, Inc., Mr. Parscale was owner of Parscale Media, LLC, a web development and hosting firm. In 1999, Mr. Parscale received his Bachelor of Science in Business Finance, International Business and Economics from Trinity University in San Antonio, Texas.

On August 1, 2017, Bradley Parscale entered into a consulting agreement with Merger Sub pursuant to which Merger Sub has agreed to engage Mr. Parscale, and Mr. Parscale agreed, to (i) provide specialized consulting services to Merger Sub’s clients and (ii) undertake speaking engagements and trade conference and seminar appearances, for a period of two (2) years. In consideration of such services to be rendered under the consulting agreement, Merger Sub shall pay Mr. Parscale a consultancy fee equal to ninety-five (95%) percent of all fees collected directly by Merger Sub for Mr. Parscale’s performance of such services.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 is incorporated by reference herein.

Certificate of Designation of Series C Preferred Stock

On August 1, 2017, the Company filed the Certificate of Designation of CloudCommerce, Inc., of Series C Preferred Stock (the “Series C Certificate of Designation”) with the Secretary of State of the State of Nevada, setting forth the terms of the Series C Preferred Stock. A copy of the Series C Certificate of Designation is appended as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing does not purport to be a complete description of the Series C Certificate of Designation and is qualified in its entirety by reference to the full text of the Series C Certificate of Designation.

Certificate of Designation of Series D Preferred Stock

On August 1, 2017, the Company filed the Certificate of Designations, Preferences, Rights and Limitations of Series D Preferred Stock (the “Series D Certificate of Designation”) with the Secretary of State of the State of Nevada, setting forth the terms of the Series D Preferred Stock. A copy of the Series D Certificate of Designation is appended as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing does not purport to be a complete description of the Series D Certificate of Designation and is qualified in its entirety by reference to the full text of the Series D Certificate of Designation.

Item 7.01.	Regulation FD Disclosure.

A copy of the press release issued by the Company on August 1, 2017 announcing the completion of the Merger and the Purchase are furnished as Exhibit 99.1 hereto.

The foregoing information in this Item 7.01 (including Exhibit 99.1 hereto) is being furnished under “Item 7.01 Regulation FD Disclosure.” Such information (including Exhibit 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “ Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Company will file an amendment to this Current Report on Form 8-K containing the financial statements required by Item 9.01(a) not later than seventy-one calendar days after the date that this Current Report on Form 8-K was required to be filed.

(b)	Pro Forma Financial Information.

The Company will file an amendment to this Current Report on Form 8-K containing the pro forma financial information required by Item 9.01(b) not later than seventy-one calendar days after the date that this Current Report on Form 8-K was required to be filed.

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of August 1, 2017, by and among CloudCommerce, Inc., Parscale Creative, Inc., Bradley Parscale and Parscale Digital, Inc.
2.2	Purchase Agreement, dated August 1, 2017, by and among CloudCommerce, Inc., Parscale Media, LLC, and Bradley Parscale
3.1	Certificate of Designation of Series D Preferred Stock
3.2	Certificate of Designation of Series C Preferred Stock
10.1	Exchange Agreement, dated July 31, 2017, by and between CloudCommerce, Inc., and Bountiful Capital, LLC
10.2	Management Services Agreement, dated August 1, 2017, by and between CloudCommerce, Inc., and Parscale Creative, Inc.
10.3	Management Services Agreement, dated August 1, 2017, by and between CloudCommerce, Inc., and Parscale Media, LLC
10.4	Advisory Agreement, dated August 1, 2017, with Jill Giles
99.1	Press Release issued August 1, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLOUDCOMMERCE, INC.

Date: August 2, 2017	By:	/s/ Andrew Van Noy
Name: Andrew Van Noy
Title: Chief Executive Officer

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